UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant X

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ECD AUTOMOTIVE DESIGN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ECD AUTOMOTIVE DESIGN, INC.
4390 Industrial Lane
Kissimmee, Florida 34758

December 26, 2025

Dear Stockholder:

On behalf of the Board of Directors (the "Board”) of ECD Automotive Design, Inc. ("ECD,” the "Company” or "we”), I invite you to attend the Special Meeting of Stockholders (the "Special Meeting”). We hope you can join us. The Special Meeting will be held at 11:00 a.m. Eastern Time on January 12, 2026. The Company will be holding the Special Meeting as a virtual meeting via the following information:

ECD Automotive Design, Inc. Virtual Shareholder Meeting Information:

Meeting Date: January 12, 2026
Meeting Time: 11.00 a.m. Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):
https://www.cstproxy.com/ecdautodesign/sm2026

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 6393903#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/ecdautodesign/sm2026. We are first mailing these materials to our stockholders on or about December 27, 2025.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.

Proposal 1 — A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Third Amendment and Exchange Agreement, dated as of July 7, 2025, (ii) the Securities Purchase Agreement, dated August 13, 2025 and (iii) the Warrant, dated September 24, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of July 7, 2025, August 13, 2025 and September 24, 2025, respectively (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the "Share Issuance Proposal”).

2.

Proposal 2 — A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the "Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the "Reverse Split Charter Amendments”, and each, a "Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to January 31, 2027, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share ("Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the "Maximum Approved Split Ratio”), with the timing and ratio (each, an "Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the "Reverse Split Proposal”).

3.

Proposal 3 — A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the "Adjournment”), from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate (we refer to this proposal as the "Adjournment Proposal”).

Each of the Share Issuance Proposal, Reverse Split Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, will be required to approve the Share Issuance Proposal.

Our Board has fixed the close of business on December 12, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof. The notice of the Special Meeting, Proxy Statement, and Proxy Card from our Board of Directors is first being mailed to stockholders on or about December 27, 2025.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote "FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the proposals at the Special Shareholders Meeting. Whether or not you plan to attend the Special Shareholders Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Scott Wallace
Scott Wallace
Chairman and Chief Executive Officer
December 26, 2025

ECD AUTOMOTIVE DESIGN, INC.

4390 Industrial Lane

Kissimmee, Florida 34758

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 12, 2026

December 26, 2025

To the Stockholders of ECD Automotive Design, Inc.:

NOTICE IS HEREBY GIVEN that an Special Shareholders Meeting of Stockholders (the " Special Shareholders Meeting”) of ECD Automotive Design, Inc. ("ECD,” the "Company” or "we”), a Delaware corporation, will be held on January 12, 2026, at 11:00 a.m. Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

ECD Automotive Design, Inc. Virtual Shareholder Meeting Information:

Meeting Date: Monday, January 12, 2026

Meeting Time: 11:00 a.m. Eastern Time

Special Shareholders Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/ecdautodesign/sm2026

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 6393903#

    The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.

Proposal 1 — A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Third Amendment and Exchange Agreement, dated as of July 7, 2025, (ii) the Securities Purchase Agreement, dated August 13, 2025 and (iii) the Warrant, dated September 24, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of July 7, 2025, August 13, 2025 and September 24, 2025, respectively (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the "Share Issuance Proposal”).

2.

Proposal 2 — A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the "Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the "Reverse Split Charter Amendments”, and each, a "Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to January 31, 2027, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share ("Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the "Maximum Approved Split Ratio”), with the timing and ratio (each, an "Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the "Reverse Split Proposal”).

3.

Proposal 3 — A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the "Adjournment”), from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate (we refer to this proposal as the "Adjournment Proposal”).

To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Special Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For most items, including the election of directors, your shares will not be voted unless you provide voting instructions. We encourage you to vote promptly, even if you plan to attend the Special Meeting.

The Board of Directors has fixed the close of business on December 12, 2025 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the “Share Issuance Proposal,” "FOR” the Reverse Split Proposal, and "FOR” the Adjournment Proposal.

After reading the proxy statement, please promptly mark, sign and date the enclosed proxy card and return it by following the instructions on the proxy card or voting instruction card or vote by telephone or by Internet. If you attend the Special Shareholders Meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

This Notice of Special Meeting and accompanying Proxy Statement and a proxy card will be first mailed to you and to other stockholders of record commencing on or about December 27, 2025.

By Order of the Board of Directors

/s/ Scott Wallace
Scott Wallace Chairman and Chief Executive Officer
Kissimmee, Florida
December 26, 2025

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL SHAREHOLDERS MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDERS MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 12, 2026. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/ECDAUTODESIGN/SM2026. FOR BANKS AND BROKERS, THE NOTICE OF MEETING AND THE ACCOMPANY PROXY STATEMENT ARE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/ECDAUTODESIGN/SM2026. THE ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS TO THE ANNUAL REPORT ON FORM 10-K WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/ECDAUTODESIGN/SM2026.

ECD AUTOMOTIVE DESIGN, INC.
4390 Industrial Lane
Kissimmee, Florida 34758

PROXY STATEMENT
FOR
SPECIAL SHAREHOLDER MEETING OF SPECIAL STOCKHOLDERS

TO BE HELD ON JANUARY 12, 2026
FIRST MAILED ON OR ABOUT DECEMBER 27, 2025

Date, Time and Place of the Special Shareholders Meeting

The enclosed proxy is solicited by the Board of Directors (the "Board”) of ECD Automotive Design, Inc. (the "Company,” or "we”), a Delaware corporation, in connection with the Special Shareholders Meeting to be held on January 12, 2026 at 11:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Shareholders Meeting, and any adjournments or postponements thereof, as a virtual meeting via the following information:

ECD Automotive Design, Inc. Virtual Special Shareholder Meeting Information:

Meeting Date: Monday, January 12, 2026
Meeting Time: 11:00 a.m. Eastern Time

Special Shareholders Meeting-meeting webpage (information, webcast, telephone access and replay):
https://www.cstproxy.com/ecdautodesign/sm2026

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155 (standard rates apply)

Conference ID: 6393903#

The principal executive office of the Company is 4390 Industrial Lane, Kissimmee, Florida 34758 and its telephone number, including area code, is (407) 483-4825.

Purpose of the Special Shareholders Meeting

At the Special Shareholders Meeting, you will be asked to consider and vote upon the following matters:

1.

Proposal 1 — A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Third Amendment and Exchange Agreement, dated as of July 7, 2025, (ii) the Securities Purchase Agreement, dated August 13, 2025 and (iii) the Common Stock Purchase Warrant, dated September 24, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of July 7, 2025, August 13, 2025 and September 24, 2025, respectively (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the “Share Issuance Proposal”)..

2.

Proposal 2 — A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the "Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the "Reverse Split Charter Amendments”, and each, a "Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to January 31, 2027, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share ("Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the "Maximum Approved Split Ratio”), with the timing and ratio (each, an "Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the "Reverse Split Proposal”).

3.

Proposal 3 — A proposal to authorize the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the "Adjournment”), from time to time, as the Chairman of the Special Meeting may deem necessary or appropriate (we refer to this proposal as the "Adjournment Proposal”).

The purpose of the Share Issuance Proposal is to satisfy the Company’s obligations under Nasdaq Rule 5635 regarding potential issuance of all shares of Common Stock potentially issuable pursuant to the Third Amendment and Exchange Agreement, dated July 7, 2025, the Securities Purchase Agreement, dated August 13, 2025 and the Common Stock Purchase Warrant, dated September 24, 2025.

The purpose of the Reverse Split Proposal is to enable the Company to meet the $1.00 per share stock price listing requirement of The Nasdaq Stock Market.

The purpose of the Adjournment Proposal is to authorize the Chairman of the Special Shareholder Meeting (who has agreed to act accordingly) to adjourn the Special Shareholder Meeting to a later date or dates to permit further solicitation of proxies to the extent the Chairman of the Special Shareholder Meeting deems it necessary or appropriate.

Each of the Share Issuance Proposal, Reverse Split Proposal  and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, will be required to approve the Share Issuance Proposal.

Our Board has fixed the close of business on December 12, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Shareholder Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Shareholder Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote "FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on December 12, 2025 (the "Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Shareholder Meeting and any adjournments or postponements thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Special Shareholder Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to mail this Proxy Statement and the enclosed proxy card to our stockholders on or about December __, 2025.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Shareholder Meeting is 6,876,873. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Shareholder Meeting of the holders of 3,438,437 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called "broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to "routine” items, but it will not be permitted to vote the shares with respect to "non-routine” items. In the case of a non-routine item, such shares will be considered "broker non-votes” on that proposal.

Proposal 1 Share Issuance Proposal is a matter that we believe will be considered "non-routine.”

Proposal 2 Reverse Split Proposal is a matter that we believe will be considered "routine.”

Proposal 3 Adjournment is a matter that we believe will be considered "non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on these proposals except Proposal 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Shareholder Meeting:

Proposal	Votes Required	Broker Discretionary Vote Allowed
Share Issuance Proposal	Majority of outstanding shares entitled to vote thereon at the Special Shareholder Meeting	No
Reverse Split Proposal	Majority of outstanding shares entitled to vote thereon at the Special Shareholder Meeting	Yes
Adjournment Proposal	Majority of shares present or by proxy and entitled to vote thereon at the Special Shareholder Meeting	No

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of these proposals.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Shareholder Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

●

You can vote your shares in advance of the Special Shareholder Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in "street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Shareholder Meeting. If you vote by proxy card, your "proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board. Our Board recommends voting "FOR” each of the Proposals.

●

You can attend the Special Shareholder Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the Proposals being presented to stockholders at the Special Shareholder Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198

Toll Free: 877-870-8565
Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Shareholder Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to ECD Automotive Design, Inc., 4390 Industrial Lane, Kissimmee, Florida 34758; Attention: Secretary, or call the Company promptly at (407) 483-4825.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to ECD Automotive Design, Inc., 4390 Industrial Lane, Kissimmee, Florida 34758; Attention: Secretary.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL SHAREHOLDER MEETING

Q:	Why am I receiving these materials?

A:

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Special Shareholder Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission ("SEC”) rules and is designed to assist you in voting your shares. As a stockholder, you are invited to participate in the Special Shareholder Meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What is included in these materials?

A:	These proxy materials include:

☐	this Proxy Statement for the Special Shareholder Meeting

☐	a Proxy Card for the Special Shareholder Meeting

Q:	Who is entitled to vote?

A:	Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Special Shareholder Meeting.

Q:	How many shares of Common Stock can vote?

A:

There were 6,876,873 shares of Common Stock outstanding as of the Record Date. Each stockholder entitled to vote at the Special Shareholder Meeting may cast one vote for each share of Common Stock owned by such stockholder as of the Record Date for the Special Shareholder Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q:	What may I vote on?

A:	You may vote on the following matters:

1.

Proposal 1 —  A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Third Amendment and Exchange Agreement, dated July 7, 2025, (ii) the Securities Purchase Agreement, dated August 13, 2025 and (iii) the Common Stock Purchase Warrant, dated September 24, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of July 7, 2025, August 13, 2025 and September 24, 2025, respectively (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the "Share Issuance Proposal”).

2.

Proposal 2 — A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the "Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the "Reverse Split Charter Amendments”, and each, a "Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to January 31, 2027, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share ("Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the "Maximum Approved Split Ratio”), with the timing and ratio (each, an "Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the "Reverse Split Proposal”).

3.

Proposal 3 — A proposal to authorize the Chairman of the Special Shareholder Meeting to adjourn the Special Shareholder Meeting to a later date or dates (the "Adjournment”), from time to time, as the Chairman of the Special Shareholder Meeting may deem necessary or appropriate (we refer to this proposal as the "Adjournment Proposal”).

4.	To act on such other matters as may properly come before the Special Shareholder Meeting or any adjournments or postponements thereof.

Q:	Will any other business be presented for action by stockholders at the Special Shareholder Meeting?

A:

Management knows of no business that will be presented at the Special Shareholder Meeting other than Proposals 1, 2, 3, 4 and 5. If any other matter properly comes before the Special Shareholder Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does the Board recommend that I vote on each of the proposals?

A:	Our Board of Directors unanimously recommends that you vote "FOR” the Share Issuance Proposal, "FOR” the Reverse Split Proposal and "FOR” the Adjournment Proposal.

Q:	How do I vote my shares?

A:

The answer depends on whether you own your shares of Common Stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a "registered stockholder”):    your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Special Shareholder Meeting. You are encouraged to vote prior to the Special Shareholder Meeting to ensure that your shares will be represented.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares "FOR” the Share Issuance Proposal, "FOR” the Reverse Split Proposal and "FOR” the Adjournment Proposal, and, in their discretion, on any other matter that properly comes before the Special Shareholder Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Special Shareholder Meeting, you will be able to vote your shares if you register to attend, and attend (virtually), the Special Shareholder Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee:    a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet, or at the Special Shareholder Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see "What do I need to do to attend the Special Shareholder Meeting virtually?” below for information about voting in these ways. See also "What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q:	Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A:

Yes. We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully from any location, at no cost. You will, however, bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Special Shareholder Meeting makes it possible for more stockholders, regardless of size, resources or physical location, to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. Both stockholders of record and street name stockholders will be able to attend the Special Shareholder Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Special Shareholder Meeting.

Technical Difficulties:    There will be technicians ready to assist you with any technical difficulties accessing the Special Shareholder Meeting live audio webcast. Please be sure to check in by 10:45 a.m. EDT on January 12, 2026, (15 minutes prior to the start of the meeting is recommended), so that any technical difficulties may be addressed before the Special Shareholder Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email proxy@continentalstock.com or call 206-870-8565.

Q:	What is a proxy?

A:

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Scott Wallace and Victoria Hay. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Special Shareholder Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of Common Stock may be voted.

Q:	How can I vote if I own shares directly?

Many stockholders do not own shares registered directly in their name, but rather are "beneficial holders” of shares held in a stock brokerage account or by a bank or other nominee (that is, shares held "in street name”). Those stockholders should refer to "How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?” below for instructions regarding how to vote their shares.

If, however, your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. You may vote in the following ways:

●

By Mail: Votes may be cast by mail, as long as the proxy card or voting instruction card is delivered in accordance with its instructions prior to 11:59 p.m., Eastern Time, on January 9, 2026. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

●	By Phone or Internet: Stockholders may vote by phone or Internet by following the instructions included in the proxy card they received.

Whichever method you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions.

If you vote without giving specific voting instructions, your shares will be voted:

●	"FOR” the Share Issuance Proposal

●	"FOR” the Reverse Split Proposal.

●	"FOR” the Adjournment Proposal.

If no specific instructions are given, the shares will be voted in accordance with the recommendation of our Board and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

Q:	If I hold my shares in "street name,” what is the effect if I fail to give voting instructions to my broker or other nominee?

A:

If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1, Proposal 2 and Proposal 3 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters; however, they will not have this discretionary authority with respect to non-routine matters, including Proposals 1 and 3. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called "broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the outstanding shares will, however, have the same effect as a vote against the proposal. See "What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q:	What if I want to change my vote or revoke my proxy?

A:

A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Special Shareholder Meeting by attending and voting at the Special Shareholder Meeting, or submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Special Shareholder Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	What is the effect of abstentions and broker non-votes?

A:

Shares not present at the meeting and shares voted "WITHHOLD” will have no effect on the election of Directors. For the ratification of the Authorized Share Proposal abstentions will have the same effect as an "AGAINST” vote. Accordingly, we encourage you to vote promptly, even if you plan to participate in the Special Shareholder Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to the Company’s Corporate Secretary.

Q:	What is a quorum?

A:

The holders of shares representing at least one-third of the 6,876,873 shares of Common Stock outstanding as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Special Shareholder Meeting. If you choose to have your shares represented by proxy at the Special Shareholder Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Special Shareholder Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Special Shareholder Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:	What vote is required to approve each proposal?

A:

Share Issuance Proposal:    A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Special Shareholder Meeting must be voted in favor of the Share Issuance Proposal A properly executed proxy marked "ABSTAIN” with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, if you choose to "ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote "AGAINST.”

Reverse Split Proposal:    A majority of the outstanding shares and entitled to vote at the Special Shareholder Meeting must be voted in favor of the Reverse Split Proposal A properly executed proxy marked "ABSTAIN” with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, if you choose to "ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote "AGAINST.”

Proposal	Votes Required	Broker Discretionary Voting Allowed
No. 1 – Share Issuance Proposal	Majority: Affirmative vote of a majority of shares outstanding and eligible to vote	No
No. 2 – Reverse Split Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes
No. 3 – Adjournment Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	No

Q:	What if additional proposals are presented at the Special Shareholder Meeting?

A:

We do not intend to bring any other matter for a vote at the Special Shareholder Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Special Shareholder Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:

Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading "Executive and Director Compensation.”

Q:	How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:

Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 17.8% of our outstanding Common Stock, are expected to vote, or direct the voting of their shares, in favor of the Share Issuance Proposal, in favor of the Reverse Split Proposal in favor of the Authorized Shares Proposal and in favor of the Adjournment Proposal.

Q:	Who will count the votes?

A:

Advantage Proxy, Inc. ("Advantage Proxy”) will count the votes cast by proxy. A representative of Advantage Proxy will count the votes cast at the Special Shareholder Meeting and will serve as the inspector of election.

Q:	Who can attend the Special Shareholder Meeting?

A:	All stockholders as of the Record Date are invited to attend virtually the Special Shareholder Meeting.

Q:	Are there any expenses associated with collecting the stockholder votes?

A:

The Company will bear the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our Common Stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our officers, directors and employee. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. In addition, we have engaged Advantage Proxy to assist with coordinating our proxy solicitation efforts. We will pay the costs of soliciting proxies, in addition to a customary fee to Advantage Proxy for its services in serving as Inspector of Elections, hosting and coordinating the virtual meeting, vote tabulation, etc. We will also reimburse Advantage Proxy for any reasonable out-of-pocket expenses it incurs. Officers and other employees of the Company may solicit proxies in person, by electronic communication or by telephone but will receive no compensation for doing so, other than reimbursement for out-of-pocket expenses incurred.

Q:	Where can you find the voting results?

A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Special Shareholder Meeting.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management and involve risks and uncertainties. Forward-looking statements include statements regarding our plans, strategies, objectives, expectations and intentions, which are subject to change at any time at our discretion. Forward-looking statements include our assessment from time to time of our competitive position, the industry environment, potential growth opportunities, the effects of regulation and events outside of our control, such as natural disasters, wars or health epidemics. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "anticipates,” "believes,” "could,” "estimates,” "expects,” "hopes,” "intends,” "may,” "plans,” "potential,” "predicts,” "projects,” "should,” "will,” "would” or similar expressions.

Forward-looking statements are merely predictions and therefore inherently subject to uncertainties and other factors which could cause the actual results to differ materially from the forward-looking statement. These uncertainties and other factors include, among other things:

●	unexpected technical and marketing difficulties inherent in major research and product development efforts;

●	our ability to remain a market innovator, to create new market opportunities, and/or to expand into new markets;

●	the potential need for changes in our long-term strategy in response to future developments;

●	our ability to attract and retain skilled employees;

●	our ability to raise sufficient capital to support our operations and fund our growth initiatives;

●	unexpected changes in significant operating expenses, including components and raw materials;

●	any disruptions or threatened disruptions to our relations with our resellers, suppliers, customers and employees, including shortages in components for our products;

●	changes in the supply, demand and/or prices for our products;

●	the complexities and uncertainty of obtaining and conducting international business, including export compliance and other reporting and compliance requirements;

●	the impact of potential security and cyber threats or the risk of unauthorized access to our, our customers’ and/or our suppliers’ information and systems;

●	changes in the regulatory environment and the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements;

●

our ability to continue to successfully integrate acquired companies into our operations, including the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs;

●	failure to develop new products or integrate new technology into current products;

●	unfavorable results in legal proceedings to which we may be subject;

●	failure to establish and maintain effective internal control over financial reporting; and

●	general economic and business conditions in the United States and elsewhere in the world, including the impact of inflation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth information regarding the beneficial ownership of shares of Company Common Stock, as of December 12, 2025 by:

●	each person known by the Company to be the beneficial owner of more than 5% of a class of voting securities on;

●	each of the Company’s officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have, or will have immediately after Closing, sole voting and investment power with respect to all shares of Company Common Stock that they beneficially own, subject to applicable community property laws. Any shares of Company Common Stock subject to options or Warrants exercisable within 60 days from Closing are deemed to be outstanding and beneficially owned by the persons holding those options or Warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of Company Common Stock and Voting Percentage is based on 6,876,873 shares of Company Common Stock outstanding on December 12, 2025, but does not take into account any shares underlying 293,938 public and private Warrants or any other warrants issued and outstanding as of such date.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	%
Emily Humble	306,000	9.1%
Thomas Humble	132,000	3.9%
Elliot Humble	30,000	* %
Scott Wallace	132,000	3.9%
Patrick Lavelle	1,250	*
Robert Machinist	1,250	*
Thomas Wood	2,500	*
All directors and executive officers after the Business Combination as a group (9 individuals)	605,000	17.8%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of our officers and directors is 4390 Industrial Lane, Kissimmee, Florida 34758.

Securities Authorized for Issuance Under Equity Compensation Plans

The were 375,000 shares of Common Stock authorized for issuance under our incentive plans as of July 23, 2025, 187,500 of which have been granted.

PROPOSAL 1: SHARE ISSUANCE PROPOSAL

The Company seeks stockholder approval, pursuant to Nasdaq Rule 5635, for the issuance of all shares of Common Stock potentially issuable pursuant to (i) the Third Amendment and Exchange Agreement, dated July 7, 2025, (ii) the Securities Purchase Agreement, dated August 13, 2025 and (iii) the Common Stock Purchase Warrant, dated September 24, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of August 13, 2025 and September 24, 2025, respectively (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the "Share Issuance Proposal”).

Third Amendment and Exchange Agreement

On July 7, 2025, the Company entered into the Third Amendment and Exchange Agreement (the “Third Exchange Agreement”) by and between the Company and the New Lender (as defined therein). Pursuant to the Third Exchange Agreement, on July 7, 2025, the Lender converted the $2,462,805 outstanding under that certain convertible loan agreement, dated April 4, 2025, into 5,000 shares of the Company’s Series C Preferred Stock, and such shares of Common Stock issuable pursuant to the terms of the Series C Preferred Stock, including, without limitation, upon conversion or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

Unless otherwise defined, all capitalized terms used in this sub-section shall have the meaning set forth in the Third Exchange Agreement. The foregoing summary of the Third Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Third Exchange Agreement a form of which is filed with the Current Report on Form 8-K, filed on July 7, 2025, as Exhibit 10.1 and is incorporated herein by reference.

Securities Purchase Agreement dated August 13, 2025

On August 13, 2025, the Company entered into a securities purchase agreement (the “SPA”) by and between the Company and the Holder (as defined therein). Pursuant to the SPA the Holder purchased, and the Company sold 1,111 shares of the Company’s Series C Convertible Preferred Stock (the “Initial Preferred Shares”, and the shares of Common Stock issuable pursuant to the terms of the Certificate of Designations, including, without limitation, upon conversion or otherwise of the Initial Preferred Shares, collectively, the “Initial Conversion Shares”) for a discounted purchase price of $999,900.

The SPA provides further that the Holder may require the Company to participate in one or more Additional Closings for purchase by the Holder, and the sale by the Company, of up to the aggregate number of shares of Series C Preferred Stock, which aggregate number for all Buyers shall not exceed 25,000 shares of Series C Preferred Stock (collectively, the “Additional Preferred Shares”, and together with the Initial Preferred Shares, the “Preferred Shares”, and the shares of Common Stock issuable pursuant to the terms of the Certificate of Designations, including, without limitation, upon conversion or otherwise of the Additional Preferred Shares, collectively, the “Additional Conversion Shares”, and together with the Initial Conversion Shares, the “Conversion Shares”).

The aggregate purchase price for the Initial Preferred Shares to be purchased by Holder (the “Initial Purchase Price”) shall be $999,900 or approximately $900 for each $1,000 of Stated Value (as defined in the Certificate of Designations) of the Initial Preferred Shares to be purchased by Holder at the Initial Closing. The aggregate purchase price for the Additional Preferred Shares to be purchased by Holder at any given Additional Closing (each, an “Additional Purchase Price”, and together with the Initial Purchase Price, each, a “Purchase Price”) shall be $900 for each $1,000 of Stated Value of Additional Preferred Shares to be issued in such Additional Closing.

Unless otherwise defined, all capitalized terms used in this sub-section shall have the meaning set forth in the SPA. The foregoing summary of the SPA does not purport to be complete and is qualified in its entirety by reference to the SPA a form of which is filed with the Current Report on Form 8-K, filed on August 14, 2025, as Exhibit 10.1 and is incorporated herein by reference.

Series C Convertible Preferred Stock

On June 20, 2025, the Company entered into a Second Amendment and Exchange Agreement (the "Second Exchange Agreement”) with the Lender pursuant to which the Company shall authorize one or more series of a new series C convertible preferred stock of the Company, the terms of which are set forth in a certificate of designation for such series of preferred stock designated as Series C Convertible Preferred Stock, $0.0001 par value, authorizing two hundred thousand (200,000) shares of Series C Preferred Stock (the "Series C Preferred Stock”), which Series C Preferred Stock shall be convertible into shares of Common Stock. Unless otherwise defined, all capitalized terms used herein shall have the meaning set forth in the Second Exchange Agreement. The Second Exchange Agreement provides that the Holder shall have the option exchange (a) some or all of the amounts outstanding under the December Note, January and/or the June 2025 Note (collectively the "Original Notes”), and (b) the 4,000 shares of Series B-1 Preferred Stock. At the initial closing the Lender has determined to convert the 4,000 shares of Series B-1 Preferred Stock, into 4,000 shares of Series C Preferred Stock, and such shares of Common Stock issuable pursuant to the terms of the Series C Preferred Stock, including, without limitation, upon conversion or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act”).

The Second Exchange Agreement provides further that, subject to the terms and conditions set forth in this Second Exchange Agreement, the Lender may require the Company to participate in one or more Additional Exchanges to exchange such portion of the amounts outstanding under the remaining Original Notes as set forth in such applicable closing notice related to such exchange into such aggregate number of shares of such new series of Series C Preferred Stock as set forth in such additional closing notice related to such exchange, and such shares of Common Stock issuable pursuant to the terms of Series C Preferred Stock, including, without limitation, upon conversion of the shares of Series C Preferred Stock held by the Lender or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

In connection with the Second Exchange Agreement, the Board of Directors of the Company has approved and authorized the filing with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of ECD Automotive Design, Inc. (the "Series C Certificate”) to authorize the Series C Preferred Stock as required by the Second Exchange Agreement.

Dividends.

Unless converted or redeemed, the holder of Series C Preferred Stock shall receive an annual dividend at a rate of 5% per annum payable in arrears on a quarterly basis commencing on October 1, 2025 (each a "Dividend Date”). Dividends shall be payable to each holder of Series C Preferred Stock by increasing the stated value of each such share of Series C Preferred Stock on a dollar-for-dollar basis, or at the option of the Company to pay such dividends in cash.

Conversion Rights.

Conversion at Option of Holder. At any time after issuance, the Series C Preferred Stock are convertible at any time, in whole or in part, at the holder’s option, into shares of the Company’s common stock, par value $0.0001 per share ("Common Stock”) at a conversion price of $80.00 per share (the "Conversion Price”), subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Upon the Lender’s conversion of the Series C Preferred Stock, the shares underlying the Series B Preferred Stock shall be equal to the number of shares of Series C Preferred Stock to be converted at a 15% premium to the stated value thereof plus any accrued and unpaid dividends, and accrued and unpaid late charges on such dividends, if any (the "Conversion Rate”).

Alternate Optional Conversion. From and after the occurrence of a triggering event, each holder may alternatively elect to convert the Series C Preferred Stock into shares of our Common Stock at the "Alternate Conversion Price”, which is equal to the lowest of:

-	The Conversion Price then in effect; and

-	the greater of:

§	The floor price then in effect; and

§

85% of the lowest volume weighted average price of our Common Stock during the 10 consecutive trading days immediately prior to the date on which we received written notice of such conversion from such holder.

As of the date of this filing, the floor price is equal to $4.00. The conversion price is also subject to a downward adjustment if the Company fails to satisfy certain performance conditions set forth in the Second Exchange Agreement.

The foregoing summary of the Second Exchange Agreement and the Series C Certificate does not purport to be complete and is qualified in its entirety by reference to the Second Exchange Agreement and the Series C Certificate forms of which are filed with the Current Report on Form 8-K, filed on June 23, 2025, as Exhibit 10.1 (the Second Exchange Agreement) and Exhibit 3.1 (the Series B Certificate), respectively and are incorporated herein by reference.

Common Stock Purchase Warrant dated September 24, 2025

On September 24, 2025, the “Company entered into an agreement (the “Agreement”) with Loeb & Loeb LLP (“Loeb”), its securities counsel, to secure and pay legal fees up to $2,090,000 owed to Loeb (the “Fees”). Pursuant to the Agreement the Company issued and delivered to Loeb a common stock purchase warrant (the “Common Stock Purchase Warrant”) to acquire 550,000 shares of the Company’s common stock. The number of warrants was calculated based upon the price of $3.80, which was the closing price of the Company’s common stock on September 23, 2025. Pursuant to the Agreement, the Fees shall be reduced dollar for dollar by the net proceeds Loeb realizes from the sale of the Warrant Shares. The Common Stock Purchase Warrants are exercisable for a period of three years and the Company provided Loeb with certain registration rights with respect to the Warrant Shares. The Common Stock Purchase Warrant provides that the Company shall not effect any exercise and Loeb shall not have the right to exercise any portion of this Common Stock Purchase Warrant, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, Loeb (together with the Loeb’s Affiliates, and any other Persons acting as a group together with Loeb or any of the Loeb’s Affiliates), would beneficially own in excess of 4.99%.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the actual Agreement and the Common Stock Purchase Warrant,  which are filed with the Current Report on Form 8-K, filed on September 29, 2025, as Exhibit 10.1 (the Agreement) and Exhibit 10.2 (the Common Stock Purchase Warrant), and are incorporated herein by reference.

Nasdaq Listing Rule 5635(d)

Nasdaq Listing Rule 5635(d) requires the Company to obtain shareholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding as of the execution date of the definitive agreement and where the price of the Common Stock to be issued is below the "Minimum Price.” "Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The issuance of all shares of Common Stock potentially issuable pursuant to the July 7, 2025 Third Exchange Agreement, the August 13, 2025 SPA and the September 24, 2025 Common Stock Purchase Warrant would be in excess of the Exchange Cap at an average price that is less than the Nasdaq "Minimum Price” and as such will require shareholder approval.

The Company is seeking approval to issue all shares of Common Stock potentially issuable under the July 7, 2025 Third Exchange Agreement, the  August 13, 2025 SPA and the September 24, 2025 Common Stock Purchase Warrant, respectively, at an average price that is less than the "Minimum Price” as defined under the rules and regulations of The Nasdaq Stock Market LLC.

Effect of Approval

The Company will be permitted to be issued shares of Common Stock pursuant to the August 13, 2025 SPA and the September 24, 2025 Common Stock Purchase Warrant, as applicable, at an average price that would be less than Minimum Price.

Risks of Not Approving this Proposal

If we do not receive the approval contemplated in this Proposal 1, we will not be able to satisfy all of our obligations under the SPA or the Common Stock Purchase Warrant. Furthermore, the Holders of Series C Preferred Stock and the Common Stock Purchase Warrant, respectively, will not be able to vote or convert their securities at a conversion price below the current conversion price thereof. Under the SPA, the consent of the Holder is required in order for the Company to be permitted to issue certain securities in capital raising transactions. If this proposal is not approved, the Holder may withhold such consent, preventing the Company from conducting such an offering. The Company may be unable to obtain alternative financing, which could prevent the Company from having sufficient resources to fund its operations.

Accordingly, our Board believes that providing the Company the flexibility to fully issue shares of Common Stock that are issuable pursuant to the Purchase Agreement (without regard to any limitations thereon set forth in the Purchase Agreement) is in the best interest of the Company.

Obligation to Continue to Seek Approval

If our shareholders do not approve this Share Issuance Proposal, we will seek stockholder approval of this proposal again, and if we are unsuccessful in receiving stockholder approval at that meeting we will be required to seek stockholder approval of this proposal semi-annually until we receive approval of this proposal. We are not seeking the approval of our shareholders to authorize our issuance of the securities described above, as we have already entered into the applicable agreements and issued the securities (other than the additional closings under each agreement, as applicable), which are binding obligations on us. The failure of our shareholders to approve the Share Issuance Proposal will not negate the existing terms of the documents governing the securities, and the terms of such agreements and the securities will remain binding obligations. Seeking shareholder approval multiple times would require us to devote cash and management resources to those special meetings, and would leave less resources for our business.

Required Vote

This Share Issuance Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Shareholder Meeting vote "FOR” the Share Issuance Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR” THE APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

PROPOSAL 2: REVERSE SPLIT PROPOSAL

Proposal 2 — A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the "Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the "Reverse Split Charter Amendments”, and each, a "Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to January 31, 2027, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share ("Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the "Maximum Approved Split Ratio”), with the timing and ratio (each, an "Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the "Reverse Split Proposal”).

General

Our Board has determined that it is advisable and in the best interests of the Company and our stockholders to amend the Company’s Charter in substantially the form attached to this Proxy Statement as Appendix A ("Reverse Split Charter Amendment”), to effect one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share, at a specific ratio, up to a maximum of one-for-two hundred (1:200) up to the Maximum Approved Split Ratio, with the timing and applicable Approved Split Ratio of each reverse stock split to be determined by the Board if effected (collectively the "Reverse Splits” and each a "Reverse Split”).

The primary goal of the Reverse Splits is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that allowing one or more Reverse Splits up to the Maximum Approved Split Ratio provides us with the most flexibility to achieve the desired results of the Reverse Split.

A vote for this Proposal 2 will constitute approval of the Reverse Splits that, if and when effected by our Board by filing the applicable Reverse Split Charter Amendment with the Secretary of State of the State of Delaware, would combine up to every 200 shares of our outstanding common stock into one share of our common stock. If implemented, the applicable Reverse Splits will have the effect of decreasing the number of shares of our common stock issued and outstanding. Because the number of authorized shares of our common stock will not be reduced in connection with the Reverse Splits, the Reverse Splits will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.

Accordingly, stockholders are asked to approve the Reverse Split Charter Amendments the form of which is set forth in Appendix A for each Reverse Split consistent with those terms set forth in this Proposal 2, and to grant authorization to the Board to determine, in its sole discretion, whether or not to implement the Reverse Splits, as well as the timing and specific ratio of each Reverse Split up to the Maximum Approved Split Ratio. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement each applicable Reverse Split.

If approved by the holders of our outstanding voting securities and pursued by the Board, each applicable Reverse Split would be applied at a ratio up to the Maximum Approved Split Ratio approved by the Board prior to January 31, 2027, and would become effective upon the time specified in the applicable Reverse Split Charter Amendment as filed with the Secretary of State of the State of Delaware for such Reverse Split. The Board reserves the right to elect to abandon the Reverse Splits if it determines, in its sole discretion, that the Reverse Splits are no longer in the best interests of us and our stockholders.

Purpose and Rationale for the Reverse Split

Avoid Delisting from the Nasdaq.

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our common stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Splits are in our stockholders’ best interests.

Failure to approve the Reverse Split may potentially have serious, adverse effects on us and our stockholders. Our common stock could be delisted from Nasdaq if our common stock continues to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Bid Price Requirement. If our common stock is delisted from Nasdaq, our common stock could then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets, which are generally considered to be less efficient markets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading, and may be avoided by retail and institutional investors, resulting in the impaired liquidity and increased transaction costs of trading in shares of our common stock.

Any Reverse Split, if effected, would have the immediate effect of increasing the price of our common stock as reported on Nasdaq, therefore allowing us to maintain compliance with Nasdaq Listing Rule 5550(a)(2).

Our Board strongly believes that the Reverse Splits are necessary to maintain our listing on Nasdaq. Accordingly, the Board has proposed the Charter Amendment for approval by our stockholders at the Special Shareholder Meeting to permit the Board to effect the Reverse Splits if the Board determines it is advisable.

Other Effects.

The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Splits could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Any Reverse Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Splits could help increase analyst and broker’s interest in common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Having an increased number of authorized but unissued shares of common stock available would provide additional flexibility regarding the potential use of shares of our common stock for business and financial purposes in the future and allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, licensing transactions and other business combinations or acquisitions of new product candidates or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to our 2016 Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our 2023 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in each Charter Amendment, because absent such Charter Amendment, we may not have sufficient authorized shares to grant such awards.

An increase in authorized shares of our common stock available for issuance would not have any immediate effect on the rights of existing stockholders. However, because the holders of our common stock do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

-	Stockholders may experience further dilution of their ownership;
-

Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power, and other interests of our existing stockholders;

-

The additional shares of common stock that would become available for issuance due to this Proposal 2 would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding; and

-

The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals effect a "going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

We have no specific plan, commitment, arrangement, understanding, or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed Reverse Split at this time, and we have not allocated any specific portion of the proposed effective increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock and warrants, and we may continue to require additional capital in the future to fund our operations. As a result, it is foreseeable that we may seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders.

Risks of the Proposed Reverse Splits

We cannot assure you that the proposed Reverse Splits will increase the price of our common stock and have the desired effect of maintaining compliance with Nasdaq.

If any Reverse Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to maintain compliance with the Nasdaq minimum bid price requirement. However, the effect of each Reverse Split upon the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that any Reverse Split will accomplish this objective for any meaningful period of time, or at all. It is possible that (i) the per share price of our common stock after such Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) such Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if any Reverse Split is implemented, the market price of our common stock may decrease due to factors unrelated to such Reverse Split. In any case, the market price of our common stock will be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success. Even if the market price per post-Reverse Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

The proposed Reverse Splits may decrease the liquidity of our common stock.

The Board believes that the Reverse Splits will result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Splits will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Splits.

The Reverse Splits may result in some stockholders owning "odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

If any Reverse Split is implemented, it will increase the number of stockholders who own "odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an "odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following such Reverse Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Splits may lead to a decrease in our overall market capitalization.

The Reverse Splits may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Split.

Determination of the Ratio for the Reverse Splits

If Proposal 1 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with any Reverse Split, the ratio for such Reverse Split will be selected by the Board, in its sole discretion up to the Maximum Approved Split Ratio. In determining which ratio to use for each Reverse Split, the Board will consider numerous factors, including, among other things:

-	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;

-	the per share price of our common stock immediately prior to such Reverse Split;

-	the expected stability of the per share price of our common stock following such Reverse Split;

-	the likelihood that such Reverse Split will result in increased marketability and liquidity of our common stock;

-	prevailing market conditions;

-	general economic conditions in our industry; and

-	our market capitalization before and after the Reverse Split.

The purpose of allowing one or more reverse stock splits up to the Maximum Approved Ratio is to give the Board the flexibility to meet business needs as they arise, namely to maintain its price per share above $1.00 to satisfy the Nasdaq listing requirement and to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and/or outstanding as of December 12, 2025, after completion of Reverse Splits up to the Maximum Approved Split Ratio (1:200), we will have 30,507 shares of common stock issued and outstanding.

Principal Effects of the Reverse Split

After the effective date of each applicable proposed Reverse Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Splits will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Splits (subject to the treatment of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Splits, except to the extent that as described below in "Treatment of Fractional Shares”, record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Splits because they hold a number of shares not evenly divisible by the applicable Reverse Split ratio will automatically be entitled to receive an additional fraction of a share of common stock, to round up to the next whole share. In any event, cash will not be paid for fractional shares.

The Reverse Splits will not have any impact in the number of shares of common stock we are authorized to issue under our Charter

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on Nasdaq under the symbol "ECDA,” assuming that we are able to regain compliance with the minimum bid price requirement, although we expect that Nasdaq will add the letter "D” to the end of the trading symbol for a period of twenty trading days after the effective date of each applicable Reverse Split to indicate that such Reverse Split had occurred.

Effect on Outstanding Derivative Securities

The Reverse Split will have the same effect on all of the Company’s outstanding derivative securities as the Reverse Split will have on its shares of Common Stock.

Effect on Stock Option Plans

The Reverse Splits will have the adjust the Company’s outstanding options and stock available for issuance under the 2023 Equity Plan at the same ratio as the applicable Reverse Split will have on its shares of Common Stock. This applicable adjustment is set forth in the 2023 Equity Plan.

Effect on Preferred Stock

The Reverse Splits will have the adjust the Company’s outstanding preferred stock by adjusting the conversion feature at the same ratio as the applicable Reverse Split will have on its shares of Common Stock. This applicable adjustment is set forth in the certificate of designations for the outstanding shares of preferred stock.

Effective Date

If approved by the holders of our outstanding voting securities and pursued by the Board, each applicable proposed Reverse Split would become effective on the date of filing of the applicable Charter Amendment with the office of the Secretary of State of the State of Delaware. On the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Proposal 1. If the proposed Charter Amendment are not approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Splits. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock, to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect on "Book-Entry” Holders of common stock

Exchange of Stock Certificates

If the Reverse Split are authorized by the stockholders and our Board elects to implement any Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of such Reverse Split. Our transfer agent will act as "exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before such Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of such Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

In connection with the Reverse Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.0001 per share after the Reverse Splits. As a result, on the effective date of the applicable Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of any Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 2, and we will not independently provide our stockholders with any such right if any Reverse Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Splits to them. In addition, the following discussion does not address the tax consequences of a Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as a Reverse Split, whether or not they are in connection with such Reverse Split.

In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive solely a reduced number of shares of common stock in exchange for their old shares of common stock or a full share in lieu of a fractional share. We believe that because the Reverse Split are not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Splits should have the following federal income tax effects. The Reverse Splits are expected to constitute a "recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder who holds a number of shares of common stock not evenly divisible by the applicable Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A stockholder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the stockholder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the stockholder’s basis in their shares of common stock by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in such Reverse Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote of Stockholders

In accordance with our Charter and Delaware law, approval and adoption of this Proposal 2 requires the affirmative vote of at least a majority of the total outstanding shares entitled to vote. Abstentions will count as a vote against this Proposal 2. Because Proposal 2 is considered a “routine” proposal, we do not expect any broker non-votes.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR” THE APPROVAL OF ONE OR MORE AMENDMENTS TO THE CHARTER TO EFFECT THE REVERSE SPLITS.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Special Shareholder Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Incentive Plan Amendment Proposal, (ii) to approve the Director Proposal, (iii) approve the Auditor Ratification Proposal, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Shareholder Meeting; provided that the Special Shareholder Meeting is reconvened as promptly as practical thereafter (we refer to this proposal as the "Adjournment Proposal”).

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Special Shareholder Meeting to a later date.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Shareholder Meeting vote "FOR” the Adjournment Proposal.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

OTHER BUSINESS

While the accompanying Notice of Special Meeting of Shareholders provides for the transaction of such other business as may properly come before the Special Shareholder Meeting, the Company has no knowledge of any matters to be presented at the Special Shareholder Meeting other than those listed as Proposals 1, 2 and 3, in the Notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the Extension Amendment by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.
Attention: Karen Smith
Toll Free: 877-870-8565
Collect: 206-870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Shareholder Meeting, you must make your request for information no later than January 7, 2026.

By Order of the Board of Directors

/s/ Scott Wallace
Scott Wallace Chairman and Chief Executive Officer

PROXY CARD

ECD AUTOMOTIVE DESIGN, INC.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott Wallace and Victoria Hay as proxies of the undersigned to attend the Special Meeting of Stockholders (the " Special Shareholder Meeting”) of ECD Automotive Design, Inc. (the "Company”), to be held via virtual meeting as described in the Proxy Statement on January 12 2026 at 11:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Shareholder Meeting, dated January 12, 2026 (the "Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. SHARE ISSUANCE PROPOSAL —

For	Against	Abstain

A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Third Amendment and Exchange Agreement, dated July 7, 2025, (ii) the Securities Purchase Agreement, dated August 13, 2025 and (ii) the Common Stock Purchase Warrant, dated September 24, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of July 7, 2025, August 13, 2025 and September 24, 2025, respectively (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules) (the “Share Issuance Proposal”).

☐	☐	☐

2.	PROPOSAL 2. REVERSE SPLIT PROPOSAL —

For	Against	Abstain

A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the "Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the "Reverse Split Charter Amendments”, and each, a "Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to January 31, 2027, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share ("Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the "Maximum Approved Split Ratio”), with the timing and ratio (each, an "Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected (the "Reverse Split Proposal”).

☐	☐	☐

3.	PROPOSAL 3. ADJOURNMENT PROPOSAL —

For	Against	Abstain

A proposal to authorize the Chairman of the Special Shareholder Meeting to adjourn the Special Shareholder Meeting to a later date or dates (the "Adjournment”), from time to time, as the Chairman of the Special Shareholder Meeting may deem necessary or appropriate

☐	☐	☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL SHAREHOLDER MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED "FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL SHAREHOLDER MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Shareholder Meeting (Circle one):	Yes	No

Number of attendees: __________________________

PLEASE NOTE

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL SHAREHOLDER MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

Appendix A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
ECD AUTOMOTIVE DESIGN, INC.

ECD AUTOMOTIVE DESIGN, INC.. (the "Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the Corporation is: ECD Automotive Design, Inc.

2. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware one or more amendments of the Corporation’s Certificate of Incorporation (as amended, the "Certificate of Incorporation”) to effect reverse stock splits up to an aggregate ratio ranging from one-for-two hundred (1:200) (the "Maximum Approved Split Ratios”), with the timing and ratio of each such applicable reverse split to be determined by the Board if effected, (ii) declaring such amendment to be advisable and in the best interest of the Corporation, and (iii) calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3. Upon this Certificate of Amendment becoming effective, Article FIFTH of the Certificate of Incorporation of the Corporation is hereby amended by adding the following new paragraph:

"Upon effectiveness (the "Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [________ (__)] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the "Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to be rounded up to the next whole share of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock ("Old Certificate”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to adjustment for fractional share interests as described above. The Reverse Stock Split shall have no effect on the number of authorized stock, or par value per share, of the Corporation.”

4. This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Certificate of Incorporation.

6. This Certificate of Amendment shall become effective at ___ p.m., Eastern Time, on ______ ___, 2026.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this ___ day of _____, 2026.

ECD AUTOMOTIVE DESIGN, INC.

By:
Name:	Scott Wallace
Title:	Chief Executive Officer

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